[Corrected Copy]                       Exhibit 10.14
                                                                  [to Form 10-K]



                                                              Exhibit 1.4 to the
                                                                  Loan Agreement
                                                        dated September 10, 1998



THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF FOR VALUE EXCEPT PURSUANT TO REGISTRATION OR OPERATION OF LAW WITHOUT AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE STATE SECURITIES LAWS AND/OR THE 1933 ACT.


                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
                             STOCK PURCHASE WARRANT
                                 700,000 SHARES
                                 OF COMMON STOCK

     For value received MEDALLION CAPITAL, INC., a Licensee under the Small Business Investment Act of 1958 ("Investor"), or its assigns, is entitled to subscribe for and purchase, upon written notice given any time prior to the later of September 10, 2007 or two years after the repayment in full of the Note dated September 10, 1998 issued to Investor, 700,000 shares (subject to adjustment as provided below) of the no par Common Stock, fully paid and nonassessable, of APPLIANCE RECYCLING CENTERS OF AMERICA, INC., a Minnesota corporation (the "Company"), at the price of $2.50 per share (subject to adjustment as provided below, the "Warrant Price"), subject to the terms and conditions set forth below.

     1. LOAN AGREEMENT. This Warrant is issued pursuant to, and is subject to all of the terms and conditions of the Loan Agreement between the Company and Investor, dated September 10, 1998 (the "Loan Agreement").

     2. METHOD OF EXERCISE: TRANSFER AND EXCHANGE.

        A. CASH EXERCISE. The holder may exercise the purchase right represented by this Warrant, by surrendering this Warrant, properly endorsed, together with a written request specifying the number of shares to be purchased and the purchase price in cash or by check, at the principal office of the Company. Thereupon, this Warrant shall be deemed exercised and the person exercising this Warrant shall be deemed to have become a holder of record of shares of Common Stock (or other securities or property to



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

                                                              Exhibit 1.4 to the
                                                                  Loan Agreement
                                                        dated September 10, 1998

     which such person is entitled under the terms of this Warrant upon such exercise). Certificates for the shares of stock purchased shall be delivered to the holder within 14 days after such exercise. Unless this Warrant has expired, a new Warrant representing the balance of shares not issued under this Warrant shall also be issued to the holder.

        B. NET EXERCISE. In lieu of paying the Warrant Price to exercise this Warrant pursuant to Section 2(A) above, the holder may elect to receive shares of Common Stock equal to the value of this Warrant (or of any portion thereof remaining unexercised) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the holder shall be deemed to have become a holder of record of shares of Common Stock (or other securities or property to which such person is entitled under the terms of this Warrant in lieu thereof) computed using the following formula:

                                   X = Y (A-B)
                                       -------
                                           A

         Where X = the number of shares of common stock to be issued to the holder.

               Y = the number of shares of common stock purchasable under this
                   Warrant (at the date of such calculation).

               A = the fair market value of one share of the Company's common stock (at the date of such calculation).

               B = Warrant exercise price (as adjusted to the date of such calculation).

     For purposes of this Section 2(B), fair market value of one share of the Company's common stock shall mean:

        (i) The average of the closing bid price of the Common Stock on the over-the-counter market (or closing sale price if the common stock is listed on the Nasdaq National Market or a national exchange), as published in The Wall Street Journal or any other reputable publication, for the ten
     (10) trading days prior to the date of determination of fair market value;
     or

        (ii) If the common stock is not traded over-the-counter or on an exchange, the per share fair market value of the common stock shall be as determined by agreement of the Company and the holder of this Warrant, or if they cannot agree, by an independent appraiser selected in good faith by the Company's Board of Directors and reasonably acceptable to the exercising holder of this Warrant (the cost of such appraisal shall be borne by the Company).



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

                                                              Exhibit 1.4 to the
                                                                  Loan Agreement
                                                        dated September 10, 1998

     C. TRANSFER. Subject to the terms and provisions of this Warrant and Article Six of the Loan Agreement, the holder may transfer this Warrant and its rights, in whole or in part, by surrendering this Warrant at the principal office of the Company, properly endorsed, and paying any necessary governmental tax or transfer Charge. Upon any partial transfer, the Company shall deliver to the holder an appropriate new Warrant certificate. Each holder of this Warrant agrees that when this Warrant is endorsed in blank, it shall be deemed negotiable and the holder may be treated by the Company and all other persons dealing with this Warrant as the absolute owner having the right to transfer of ownership on the books of the Company, any notice to the contrary notwithstanding. However, until the transfer is recorded on the books, the Company may treat the registered holder as the owner.

     D. EXCHANGE. This Warrant is exchangeable at the principal office of the Company for Warrants for the purchase of the some aggregate number of shares of Common Stock, each new Warrant to represent the right to purchase the number of shares of Common Stock, as the holder designates at the time of exchange. All Warrants issued on transfers or exchanges shall be dated the date hereof and shall be identical to this Warrant except as to the number of shares of Common Stock issuable.

     3. STOCK FULLY PAID; RESERVATION OF SHARES. The Company covenants that all shares which may be issued upon the exercise by this Warrant will be fully paid and nonassessable and free from all taxes, liens and charges. The Company further covenants that during the time this Warrant may be exercised, the Company will at all times have authorized and reserved the number of shares of its Common Stock issuable upon exercise of this Warrant.

     4. ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment upon the happening of the following events:

        A. CONSOLIDATION, MERGER OR RECLASSIFICATION. If the Company consolidates or merges into any other corporation, or sells, transfers or disposes of all or substantially all the property, assets, business and/or goodwill of the Company to another corporation, or in any manner changes the securities to be purchased upon the exercise of this Warrant, appropriate provisions shall be made in writing to protect the holder of this Warrant against dilution of the holder's interest and rights. A new Warrant evidencing any changes necessary to protect the holder shall be issued by the Board of Directors.

        B. SUBDIVISION OR COMBINATION OF SHARES. In case of subdivision of shares, the Warrant price shall be proportionately reduced and the number of shares purchasable upon the exercise of this Warrant proportionately increased. In the case of combination of shares, the Warrant Price shall be proportionately increased and the number of shares purchasable upon the exercise of this Warrant proportionately decreased.



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

                                                              Exhibit 1.4 to the
                                                                  Loan Agreement
                                                        dated September 10, 1998

        C. CERTAIN DIVIDENDS AND DISTRIBUTIONS. If the Company takes a record of the holders of its Common Stock for the purpose of:

           (i) STOCK DIVIDENDS. Entitling them to receive a dividend payable in, or other distribution of, Common Stock, then the Warrant Price shall be adjusted to that price determined by multiplying the Warrant Price in effect immediately prior to the record date by a fraction; the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the record date, and the denominator of which shall be the total number of shares of Common Stock outstanding (including for this purpose fractions of shares which would have been distributed in connection with such dividend or distribution had cash not been paid or script issued in lieu thereof) immediately after the dividend or distribution. The number of shares purchasable upon the exercise of this Warrant shall be adjusted to that number determined by multiplying the number of shares purchasable upon the exercise of this Warrant immediately prior to the record date by a fraction, the numerator of which shall be the Warrant Price adjusted as aforesaid and the denominator of which shall be the Warrant Price immediately prior to the record date; or

           (ii) LIQUIDATING DIVIDENDS, ETC. Making a distribution of its assets to the holders of its Common Stock as a dividend in liquidation or partial liquidation or by way of return of capital or other than as a dividend payable out of the Company's earnings during the current and prior fiscal quarter, the holders of this Warrant shall, upon its exercise, be entitled to receive, in addition to the number of shares of Common Stock receivable, a sum equal to the amount of assets as would have been payable to them as owners of that number of shares of Common Stock this Warrant represents had this Warrant been exercised immediately prior to the record date for such distribution.

        D. ADJUSTMENT FOR LOW PRICED ISSUANCE OF SHARES. In the event that at any time after this Warrant is issued and while it remains outstanding, the Company issues more then an aggregate of 500,000 shares of Common Stock for a consideration (however paid) of $2.00 per share or less, then the Warrant Price shall be reduced to a per share amount equal to 120% of the lowest price per share at which the Company issues Common Stock after issuance of the 500,000 shares which are referred to earlier in this sentence. In computing whether the Company has issued 500,000 shares of Common Stock so as to trigger the provisions of this paragraph, there shall be included the number of shares of Common Stock which become subject, through the issuance by the Company while this Warrant is outstanding, of any rights or securities which are exercisable, exchangeable or convertible into shares of Common Stock for an exercise, exchange or conversion price of less than $2.00 per share, except for Common Stock issued or



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                                                              Exhibit 1.4 to the
                                                                  Loan Agreement
                                                        dated September 10, 1998

     issuable upon exercise of options or warrants to purchase Common Stock currently outstanding or as contemplated to be issued to John White as set forth on the Disclosure Schedule to Loan Agreement, which Common Stock shall not be considered in computing such number; and if any such rights or securities expire before they are exercised, exchanged or converted, then upon such expiration such rights or securities shall be considered never to have been issued for purposes of determining whether or not the provisions of this paragraph have been triggered.

        E. TREASURY SHARES EXCLUDED. The number of shares of Common Stock at any time outstanding shall not include any shares then directly or indirectly owned by the Company.

        F. OTHER ACTION AFFECTING COMMON STOCK. In the event the Company shall take any action affecting its Common Stock, other than an action described in subsections A through C, which would have a materially adverse effect upon the rights of the holder of this Warrant, the Warrant Price and the number of shares of Common Stock purchasable shall be adjusted in such manner and at such time as the Board of Directors may in good faith determine to be equitable under the circumstances to protect the interests of the holder of this Warrant.

     5. NOTICE OF ADJUSTMENTS. Whenever any Warrant Price and/or the number of shares of Common Stock purchasable is to be adjusted pursuant to Section 4, the Company shall promptly provide to the holder of this Warrant, a certificate signed by its President and by its Treasurer or Secretary setting forth the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Company's Board of Directors made any determination), and the Warrant Price or Prices and number of shares of Common Stock purchasable after giving effect to such adjustment. Except as hereinafter provided, no adjustment of the Warrant Price hereunder shall be made if such adjustment results in a change in the Warrant Price then in effect of less than five cents ($.05). Any adjustment of less than five cents ($.05) shall be carried forward and shall be made at the time of and together with any subsequent adjustment which, together with any adjustment or adjustments so carried forward, amounts to five cents ($.05) or more. However, upon the exercise of this Warrant, the Company shall make all necessary adjustments (to the nearest cent) not theretofore made to the Warrant Price up to and including any date upon which this Warrant is exercised.

     6. NOTICES OF RECORD DATE, ETC. In the event the Company takes a record of the holders of any class of its securities concerning any proposed capital reorganization, reclassification, recapitalization, transfer of substantially all the assets of the Company, consolidation, merger, voluntary or involuntary dissolution, liquidation or winding-up, then the Company shall mail to each holder of a Warrant a notice specifying (i) the date on which any



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

                                                              Exhibit 1.4 to the
                                                                  Loan Agreement
                                                        dated September 10, 1998

record is to be taken, (ii) the date on which any reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, (iii) the proposed terms thereof, and (iv) if applicable, the time as of which the holders or record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property. The notice shall be mailed at least 15 days prior to the earlier of the date referred to in (i) or (ii) above. If any right to subscribe for or purchase securities is offered to the holders of Common Stock, the holder of a Warrant shall similarly receive rights with respect to any shares purchasable under the Warrant to the same extent as if the Warrant had been duly exercised.

     7. REGISTRATION RIGHTS. This Warrant shall have all of the registration rights that are contained in Article Six of the Loan Agreement, whether or not the indebtedness under the Loan Agreement has been repaid.

Dated and delivered on September 10, 1998.

APPLIANCE RECYCLING CENTERS OF AMERICA, INC.

By:           /s/ Edward R. Cameron, Pres.
     ----------------------------------------------
     Edward R. Cameron
     President


By:           /s/ Kent S. McCoy
     ----------------------------------------------
     Chief Financial Officer



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